UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Throughout this release, we make a number of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  As the words imply, forward-looking statements are statements about the future, as contrasted with historical information.  Our forward-looking statements are based on assumptions and current expectations of future events that we believe are reasonable, but by their very nature they are subject to a wide range of risks.  If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would
become	pursue	estimate	will	forecast	continue	could
targeted	encourage	promise	improve	progress	potential	should

This is not an exhaustive list.  Our intent is to provide examples of how readers might identify forward-looking statements.  The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance, and our actual results could differ materially from those set forth in any forward-looking statements.  Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements.  These factors include, but are not limited to:  the outcome of any legal proceedings that may be instituted against Hillenbrand, or any companies we may acquire; risks that an acquisition disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of an acquisition, including potential synergies and cost savings or the failure of an acquired company to achieve its plans and objectives generally; global market and economic conditions, including those related to the credit markets; volatility of our investment portfolio; adverse foreign currency fluctuations; ongoing involvement in claims, lawsuits and governmental proceedings related to operations; labor disruptions; the dependence of our business units on relationships with several large providers; increased costs or unavailability of raw materials; continued fluctuations in mortality rates and increased cremations; competition from nontraditional sources in the funeral services business; cyclical demand for industrial capital goods; and certain tax-related matters.  For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in item 1A of Hillenbrand’s Form 10-Q for the quarter ended December 31, 2012, filed with the Securities and Exchange Commission on February 4, 2013.  The company assumes no obligation to update or revise any forward-looking information.

Item 9.01 Financial Statements and Exhibits.

This Form 8-K/A amends the Form 8-K filed on December 3, 2012, to provide the financial information required by Item 9.01 of Form 8-K.

(a)         Financial Statements of Businesses Acquired

The audited consolidated statements of financial position of Coperion Capital GmbH (“Coperion”) as of December 31, 2011, and 2010, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2011, 2010, and 2009.  These financial statements are included herein as Exhibit 99.1.

The unaudited consolidated statements of financial position of Coperion as of June 30, 2012, and December 31, 2011, and the related unaudited consolidated statements of income and comprehensive income changes in shareholders’ equity, and cash flows for the six months ended June 30, 2012, and 2011.  These financial statements are included herein as Exhibit 99.2.

(b)         Unaudited Pro Forma Financial Information

The unaudited pro forma combined condensed results of operations are included herein as Exhibit 99.3.

(d)         Exhibits

23.1            Consent of KPMG AG Wirtschaftsprüfungsgesellschaft, Independent Auditor

99.1            Audited consolidated statements of financial position of Coperion as of December 31, 2011, and 2010, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for the years ended December 31, 2011, 2010, and 2009

99.2            Unaudited consolidated statements of financial position of Coperion as of June 30, 2012, and December 31, 2011, and the related unaudited consolidated statements of income and comprehensive income, changes in shareholders’ equity, and cash flows for the six months ended June 30, 2012, and 2011

99.3            Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.
DATE: February 11, 2013

	BY:	/S/ Cynthia L. Lucchese
Cynthia L. Lucchese
Senior Vice President and Chief Financial Officer

DATE: February 11, 2013
	BY:	/S/ Elizabeth E. Dreyer
Elizabeth E. Dreyer
Vice President, Controller and Chief Accounting Officer